UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI               48170-02461

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code                    (734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Coord3 Transaction

On January 29, 2015, Perceptron CMM, LLC, a wholly owned subsidiary of Perceptron, Inc. (the “Company”), entered into the Agreement for the purchase of 100% of the business of Coord3 Industries s.r.l. dated January 29, 2015, among Coord3 Industries, s.r.l., an Italian company, (“Coord3”) and Angelo Muscarella (together with Coord3, the “Coord3 Sellers”) and Perceptron CCM, LLC (the “Buyer”) (the “Coord3 Agreement”) pursuant to which the Buyer or an affiliate will acquire the business of Coord3 for €2 million (the “Coord3 Transaction”). The purchase price is payable €1.7 million at closing and €300,000 18 months following closing to the extent not used to cover indemnification obligations of the Coord3 Sellers. The Company expects to fund the purchase price from cash on hand.

Coord3 is a designer and manufacturer of coordinate measurement machines, based in Turin, Italy.

In connection with the Coord3 Transaction, Coord3 will contribute substantially all of its assets and liabilities to a newly formed Italian company (“NewCo”). An affiliate of the Company will acquire all of the share capital of NewCo. The liabilities of Coord3 to be contributed to NewCo will include: (i) approximately €9.2 million due to banks and for tax and other governmental obligations and (ii) accounts payable and other accrued liabilities.

The purchase price under the Coord3 Transaction is subject to a working capital adjustment and an adjustment based upon the amount of bank debt outstanding as of the closing date. The Coord3 Agreement contains customary representations, warranties and covenants. The Buyer and Coord3 Sellers have each agreed to indemnify the other for breaches of representations and warranties and for other specified matters. The Coord3 Sellers will be subject to non-competition and non-solicitation provisions following the consummation of the Coord3 Transaction.

The Coord3 Transaction is expected to close by the end of February 2015. The closing is subject to the satisfaction of customary closing conditions. The Coord3 Agreement may be terminated by the Company and the Coord3 Sellers under certain specified circumstances.

The foregoing description is qualified in its entirety by reference to the Coord3 Agreement, which is attached as Exhibit 10.1 and incorporated by reference.

The Coord3 Agreement contains representations and warranties by the Company and the Sellers as of specific dates. The representations and warranties reflect negotiations between the parties to the Coord3 Agreement and are not intended as statements of fact to be relied upon by the Company’s shareholders. In certain cases, the representations and warranties merely represent allocation decisions among the parties. The representations and warranties have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Coord3 Agreement, which disclosures are not reflected in the Coord3 Agreement itself, may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the Coord3 Agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Coord3 Agreement and should not be relied upon as statements of facts.

Next Metrology Transactions

On January 29, 2015, the Company consummated the acquisition of all of the share capital of Next Metrology s.r.o., a Czech Republic company, (the “NMS Transactions”) pursuant to the terms of (i) a Stock Purchase Agreement, dated January 29, 2015, between Keith Mills and the Company, (ii) a Stock Purchase Agreement, dated January 29, 2015, between Angelo Muscarella and the Company, and (iii) a Share Purchase Agreement, dated January 29, 2015, between Topmes s.r.o and the Company, (collectively, the “NMS Stock Purchase Agreements”). (Each of Messrs. Mills and Muscarella and Topmes s.r.o. are referred to as the “NMS Sellers”).

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Next Metrology Software s.r.o is a developer of software for coordinate measurement machines, based in Prague, Czech Republic.

The aggregate purchase price paid in the NMS Transactions for all of the share capital of NMS is €2.25 million. The purchase price was paid €1.8 million at closing, €250,000 upon the closing of the Coord3 Transaction, €100,000 12 months following closing of the NMS Transactions to the extent not used to cover indemnification obligations of Mr. Mills and €100,000 12 months following closing of the NMS Transactions to the extent not used to cover indemnification obligations of Mr. Muscarella. The Company funded the purchase price from cash on hand.

In connection with the closing of the NMS Transactions, Mr. Mills was appointed Vice President, Global Marketing, for Perceptron. A deal consummation fee of €250,000 is payable to an affiliate of Mr. Mills upon the closing of the Coord3 Transaction.

The NMS Stock Purchase Agreements contain customary representations, warranties and covenants. The Company and the NMS Seller under each of the NMS Stock Purchase Agreements have each agreed to indemnify the other for breaches of representations and warranties and for other specified matters. The NMS Sellers are subject to non-competition and non-solicitation provisions following the consummation of the NMS Transactions.

The foregoing description is qualified in its entirety by reference to the NMS Stock Purchase Agreements, which are attached as Exhibits 10.2, 10.3 and 10.4 and incorporated by reference.

The NMS Stock Purchase Agreements contain representations and warranties by the Company and the NMS Sellers as of specific dates. The representations and warranties reflect negotiations between the parties to the NMS Stock Purchase Agreements and are not intended as statements of fact to be relied upon by the Company’s shareholders. In certain cases, the representations and warranties merely represent allocation decisions among the parties. The representations and warranties have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of NMS Stock Purchase Agreements, which disclosures are not reflected in the NMS Stock Purchase Agreements themselves, may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the NMS Stock Purchase Agreements. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the NMS Stock Purchase Agreements and should not be relied upon as statements of facts.

Seventh Amendment to Credit Agreement

On January 29, 2015, the Company and Comerica Bank entered into the Seventh Amendment to the Credit Agreement dated as of November 16, 2010 (as amended, the “Credit Agreement”). Under the Seventh Amendment, Comerica Bank consented to the Coord3 Transaction and the NMS Transactions. The Seventh Amendment also amended the Credit Agreement to limit the aggregate outstanding advances outstanding under the Credit Agreement to a borrowing formula set forth in an Advance Formula Agreement. Borrowings under the Credit Agreement are limited to the lesser of (i) $6 million or (ii) 80% of the Company’s Eligible Accounts. The Seventh Amendment also amends the Credit Agreement to require the Company to maintain a minimum Tangible Net Worth of not less than $31 million. All other material terms of the Credit Agreement remain in full force and effect, without waiver or modification. The foregoing description is qualified in its entirety by reference to the Seventh Amendment and Advance Formula Agreement, which are attached as Exhibits 10.5 and 10.6 and incorporated by reference.

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Item 9.01	Financial Statements and Exhibits

C.	Exhibits.

Exhibit No.	Description
Exhibit 10.1*	Agreement for the purchase of 100% of the business of Coord3 Industries s.r.l. dated January 29, 2015, among Coord3 Industries s.r.l., Angelo Muscarella and Perceptron CCM, LLC
Exhibit 10.2*	Stock Purchase Agreement, dated January 29, 2015, between Keith Mills and Company
Exhibit 10.3*	Stock Purchase Agreement, dated January 29, 2015, between Angelo Muscarella and Company
Exhibit 10.4*	Share Purchase Agreement, dated January 29, 2015, between Topmes s.r.o and Company
Exhibit 10.5	Seventh Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank
Exhibit 10.6	Advance Formula Agreement, dated January 29, 2015, between the Company and Comerica Bank

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of the omitted schedules upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: February 4, 2015	/s/ Keith R. Marchiando
By: Keith R. Marchiando
Its: Vice President – Finance, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1*	Agreement for the purchase of 100% of the business of Coord3 Industries s.r.l. dated January 29, 2015, among Coord3 Industries s.r.l., Angelo Muscarella and Perceptron CCM, LLC
Exhibit 10.2*	Stock Purchase Agreement, dated January 29, 2015, between Keith Mills and Company
Exhibit 10.3*	Stock Purchase Agreement, dated January 29, 2015, between Angelo Muscarella and Company
Exhibit 10.4*	Share Purchase Agreement, dated January 29, 2015, between Topmes s.r.o and Company
Exhibit 10.5	Seventh Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank
Exhibit 10.6	Advance Formula Agreement, dated January 29, 2015, between the Company and Comerica Bank

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of the omitted schedules upon request by the Securities and Exchange Commission.

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